NEWPORT TIGER FUND,
                                 VARIABLE SERIES

                  Supplement to Prospectuses dated May 1, 2003

The paragraph for Eric Sandlund under the section TRUST MANAGEMENT ORGANIZATIONS; INVESTMENT ADVISOR is revised in its entirety as follows:

Eric Sandlund, a senior equity portfolio manager and vice president of Columbia, is co-manager of the Tiger Fund and has served in that capacity since August, 2002. Prior to joining Columbia, he was managing director and chief investment officer, Asia Pacific of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers (Asia) Limited from 1994 to 1999.


                                 June 6, 2003